Shipbuilding Contracts	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Shipbuilding Contracts
19.	Shipbuilding Contracts

On April 8, 2013, the Company entered into agreements with STX Offshore & Shipbuilding Co., Ltd (or STX) of South Korea to construct four, fuel-efficient 113,000 dead-weight tonne Long Range 2 (or LR2) product tanker newbuildings plus options to order up to an additional 12 vessels. The payment of the Company’s first shipyard installment was contingent on the Company receiving acceptable refund guarantees for the shipyard installment payments. In May 2013, STX commenced a voluntary financial restructuring with its lenders, and as a result, STX’s refund guarantee applications were temporarily suspended. In October and November 2013, the Company exercised its options to order eight additional newbuildings, in aggregate, under option agreements relating to the original STX LR2 shipbuilding agreements signed in April 2013. STX did not produce shipbuilding contracts within the specified timeframe of the option declarations and informed the Company that there was no prospect of the refund guarantees being provided under any of the firm or option agreements. Therefore, STX is in breach of the option agreements. In December 2013, the Company terminated the newbuilding agreements and in February 2014, the Company terminated the option agreements. In February 2014, the Company commenced a legal action against STX for damages. In November 2014, the Company placed $0.6 million in an escrow account as cash security pending the resolution of this matter. These funds are classified as cash and cash equivalents in the Company’s consolidated balance sheets as of December 31, 2014.